BOK FINANCIAL CORPORATION                                       Exhibit 99 (b)
 (In thousands, except ratio and per share data)


                                                        Period End Balances                      Average Balances
                                               --------------------------------------  -------------------------------------
                                                           September 30,                    Quarter Ended September 30,
                                               --------------------------------------  -------------------------------------
 BALANCE SHEETS                                     2005                  2004              2005                 2004
                                               ----------------     -----------------  ----------------    -----------------

 ASSETS
 Cash and due from banks                             $ 564,987             $ 521,697         $ 542,841            $ 520,302
 Trading securities                                     38,032                12,742            14,560               14,956
 Funds sold and resell agreements                       49,475                49,674            44,882               23,334
 Securities:
   Available for sale                                4,824,098             4,695,510         4,794,958            4,653,067
   Investment                                          243,161               218,886           236,837              214,558
                                                ----------------     -----------------  ----------------    -----------------
 Total securities                                    5,067,259             4,914,396         5,031,795            4,867,625
 Loans:
   Commercial                                        5,067,690             4,498,449         4,926,685            4,424,742
   Commercial real estate                            1,972,624             1,621,124         1,917,996            1,594,867
   Residential mortgage                              1,212,865             1,202,814         1,178,777            1,182,943
   Consumer                                            630,389               461,779           612,274              454,036
                                                ----------------     -----------------  ----------------    -----------------
 Total loans                                         8,883,568             7,784,166         8,635,732            7,656,588
 Less reserve for loan losses                         (109,622)             (113,719)         (109,840)            (115,504)
                                                ----------------     -----------------  ----------------    -----------------
 Total loans, net                                    8,773,946             7,670,447         8,525,892            7,541,084
 Premises and equipment, net                           177,084               171,617           175,782              172,030
 Accrued revenue receivable                             88,721                71,982            79,935               65,578
 Intangible assets, net                                258,478               244,483           259,372              245,806
 Mortgage servicing rights, net                         52,872                46,227            49,685               49,791
 Real estate and other repossessed assets                5,069                 6,038             5,215                6,317
 Receivable on unsettled security transactions               -                22,589            10,640                1,976
 Bankers' acceptances                                   40,170                24,105            40,585               19,527
 Derivative contracts                                  643,703               150,817           374,537              103,098
 Other assets                                          579,805               217,550           432,154              215,557
                                               ----------------     -----------------  ----------------    -----------------
 TOTAL ASSETS                                     $ 16,339,602          $ 14,124,364      $ 15,587,875         $ 13,846,981
                                               ================     =================  ================    =================



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,756,695           $ 1,856,432       $ 1,424,102          $ 1,839,311
   Interest-bearing transaction                      4,360,723             3,859,901         4,533,912            3,931,166
   Savings                                             155,152               163,008           157,772              169,398
   Time                                              4,126,635             3,660,100         3,958,948            3,712,161
                                               ----------------     -----------------  ----------------    -----------------
 Total deposits                                     10,399,205             9,539,441        10,074,734            9,652,036
 Funds purchased and
   repurchase agreements                             2,173,791             1,717,639         2,067,432            1,458,245
 Other borrowings                                    1,051,228             1,022,347         1,047,423            1,003,050
 Subordinated debentures                               296,401               153,121           297,284              152,333
 Accrued interest, taxes, and expense                   70,667                57,228            84,231               60,978
 Bankers' acceptances                                   40,170                24,105            40,585               19,527
 Due on unsettled security transactions                 11,198                     -                 -                    -
 Derivative contracts                                  661,253               156,467           387,051              111,979
 Other liabilities                                     122,147                97,357           101,800               93,323
                                               ----------------     -----------------  ----------------    -----------------
 TOTAL LIABILITIES                                  14,826,060            12,767,705        14,100,540           12,551,471
 Shareholders' Equity:
   Shareholders' equity                              1,559,108             1,358,640         1,525,253            1,321,496
   Unrealized securities gains (losses)                (45,566)               (1,981)          (37,918)             (25,986)
                                               ----------------     -----------------  ----------------    -----------------
 TOTAL SHAREHOLDERS' EQUITY                          1,513,542             1,356,659         1,487,335            1,295,510
                                               ----------------     -----------------  ----------------    -----------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 16,339,602          $ 14,124,364      $ 15,587,875         $ 13,846,981
                                               ================     =================  ================    =================



                                                       For the Quarter Ended                For the Nine Months Ended
                                               --------------------------------------  -------------------------------------
                                                           September 30,                September 30,
                                               --------------------------------------  -------------------------------------
 STATEMENTS OF EARNINGS                             2005                  2004              2005                 2004
                                               ----------------     -----------------  ----------------    -----------------

 Interest revenue                                    $ 199,056             $ 157,842         $ 555,694            $ 451,197
 Interest expense                                       86,228                49,457           222,739              134,416
                                               ----------------     -----------------  ----------------    -----------------
 Net interest revenue                                  112,828               108,385           332,955              316,781
 Provision for credit losses                             3,976                 4,986             7,991               16,000
                                               ----------------     -----------------  ----------------    -----------------
 Net interest revenue after
   provision for credit losses                         108,852               103,399           324,964              300,781

 Other operating revenue
   Brokerage and trading revenue                        11,366                10,209            33,106               31,386
   Transaction card revenue                             18,526                16,677            53,048               48,218
   Trust fees and commissions                           16,376                15,091            48,651               42,739
   Service charges and fees on deposit accounts         25,619                24,292            73,139               70,375
   Mortgage banking revenue                              9,535                 6,606            23,663               21,905
   Leasing revenue                                         667                   723             2,009                2,470
   Other revenue                                         8,823                 5,243            23,038               17,641
                                               ----------------     -----------------  ----------------    -----------------
  Total fees and commissions                            90,912                78,841           256,654              234,734
   Gain on sale of assets                                   81                    78             6,990                  797
   Gain (loss) on securities, net                       (4,744)                2,673            (5,115)              (4,055)
   Gain (loss) on derivatives, net                         606                  (506)            1,073               (1,300)
                                               ----------------     -----------------  ----------------    -----------------
   Total other operating revenue                        86,855                81,086           259,602              230,176

 Other operating expense
   Personnel                                            66,533                60,524           190,305              178,543
   Business promotion                                    4,494                 3,671            12,794               10,852
   Contribution of stock to BOK Charitable
        Foundation                                           -                     -                 -                4,125
   Professional fees and services                        3,951                 3,658            12,062               11,551
   Net occupancy and equipment                          12,587                11,733            37,331               35,316
   Data processing and communications                   17,492                14,918            48,972               44,829
   Printing, postage and supplies                        3,846                 3,770            11,090               10,217
   Net (gains) losses and operating expenses
     on repossessed assets                                (387)                 (305)              237                 (360)
   Amortization of intangible assets                     1,801                 1,991             5,146                6,250
   Mortgage banking costs                                4,268                 3,962            11,268               14,238
   Provision (recovery) for impairment of
     mortgage servicing rights                          (4,671)                5,900            (3,207)              (1,262)
   Other expense                                         7,120                 4,380            19,205               15,343
                                               ----------------     -----------------  ----------------    -----------------
 Total other operating expense                         117,034               114,202           345,203              329,642

 Income before taxes                                    78,673                70,283           239,363              201,315
 Federal and state income tax                           27,846                22,501            86,016               68,848
                                               ----------------     -----------------  ----------------    -----------------

 Net Income                                           $ 50,827              $ 47,782         $ 153,347            $ 132,467
                                               ================     =================  ================    =================


                                                       For the Quarter Ended                For the Nine Months Ended
                                               --------------------------------------  -------------------------------------
                                                           September 30,                September 30,
                                               --------------------------------------  -------------------------------------
  FINANCIAL DATA                                     2005                  2004              2005                 2004
                                               ----------------     -----------------  ----------------    -----------------

 Capital:
   Average equity                                  $ 1,487,335           $ 1,295,510       $ 1,446,616          $ 1,273,908
   Period-end equity                               $ 1,513,542           $ 1,356,659       $ 1,513,542          $ 1,356,659
   Risk-based capital ratios:
     Tier 1                                              9.71%                 9.82%
     Total capital                                      12.04%                11.56%
   Leverage ratio                                        8.01%                 7.81%

 Common stock:
   Book value per share                                $ 22.75               $ 22.65           $ 22.75              $ 22.65
                                               ================     =================  ================    =================

   Basic earnings per share                             $ 0.77                $ 0.79            $ 2.42               $ 2.21
                                               ================     =================  ================    =================

   Diluted earnings per share                           $ 0.76                $ 0.72            $ 2.29               $ 1.99
                                               ================     =================  ================    =================

 Period end common shares outstanding               66,520,927            59,236,171        66,520,927           59,236,171

 Average shares outstanding:
     Basic                                          66,427,447            59,197,676        63,239,165           59,132,074
     Diluted                                        67,105,539            66,802,600        67,013,525           66,722,933

 Key ratios:
   Return on average assets                              1.29%                 1.37%             1.37%                1.30%
   Return on average equity                             13.56%                14.67%            14.17%               13.89%
   Net interest margin                                   3.32%                 3.50%             3.41%                3.47%

 Credit Quality:
 Nonperforming assets:
   Nonaccrual loans                                   $ 37,353              $ 51,776
   Real estate and other repossessed assets              5,069                 6,038
                                               ----------------     -----------------
                 Total nonperforming assets           $ 42,422              $ 57,814
                                               ================     =================

   90 days past due                                   $ 10,027               $ 9,173
                                               ================     =================

 Gross charge-offs                                     $ 5,311               $ 6,879          $ 16,179             $ 21,513
 Recoveries                                              1,977                 2,099             7,380                5,985
                                               ----------------     -----------------  ----------------    -----------------
 Net charge-offs                                       $ 3,334               $ 4,780           $ 8,799             $ 15,528
                                               ================     =================  ================    =================

 Key ratios:
   Reserve for loan losses to period end loans (A)       1.24%                 1.48%
   Combined reserves for credit losses to
     period end loans (A)                                1.44%                 1.68%
   Nonperforming assets to period
     end loans (A) and repossessed assets                0.48%                 0.75%
   Net charge-offs (annualized) to average loans (A)     0.16%                 0.25%             0.14%                0.28%
   Reserve for loan losses to nonperforming loans      293.48%               219.64%
   Combined reserves for credit losses to
     nonperforming loans                               341.11%               249.36%

 (A) Excluding residential mortgage loans held for sale.


                                                        For the Quarter Ended                For the Nine Months Ended
                                               --------------------------------------  -------------------------------------
                                                           September 30,                September 30,
                                               --------------------------------------  -------------------------------------
                                                    2005                  2004              2005                 2004
                                               ----------------     -----------------  ----------------    -----------------
 Other Data:
 Average earning assets,
    net of unsettled security transactions        $ 13,628,267          $ 12,457,565      $ 13,196,053         $ 12,316,106
 Average total assets                             $ 15,587,875          $ 13,846,981      $ 14,924,913         $ 13,605,160
 Average equity                                    $ 1,487,335           $ 1,295,510       $ 1,446,616          $ 1,273,908
 Average loans                                     $ 8,635,732           $ 7,656,588       $ 8,315,930          $ 7,566,848
 Average total deposits                           $ 10,074,734           $ 9,652,036       $ 9,842,389          $ 9,362,476
 Average demand deposits                           $ 1,424,102           $ 1,839,311       $ 1,633,718          $ 1,761,020
 Loans held for sale (Period end)                     $ 46,306              $ 82,053          $ 46,306             $ 82,053
 Loans held for sale (Average)                        $ 59,265              $ 71,591          $ 47,471             $ 80,311
 Tax equivalent adjustment                             $ 1,289               $ 1,120           $ 3,790              $ 3,406
 Preferred stock dividends - BOKF                          $ -                 $ 750             $ 375              $ 1,500
 Period end common shares O/S                       66,520,927            59,236,171        66,520,927           59,236,171
 Period end fully diluted shares                    67,199,019            66,841,095        67,199,019           66,841,095
 Number of days in period                                   92                    92               273                  274


 Tangible Book Value per Common Share                  $ 18.87               $ 18.52           $ 17.83              $ 17.07
                                               ================     =================  ================    =================

 Stock Buy Back Program:
 Stock buy back # shares                                     -                     -            59,700                    -
 Stock buy back account                                    $ -                   $ -       $ 2,439,321                  $ -
                                               ----------------     -----------------  ----------------    -----------------
   Average price per share                                 $ -                   $ -           $ 40.86                  $ -
                                               ================     =================  ================    =================

 Mortgage Banking:
   Mortgage servicing portfolio                    $ 4,053,885           $ 4,023,054
   Mortgage loan fundings during quarter             $ 247,045             $ 138,941         $ 584,472            $ 495,732
   Mortgage loan refinances to total fundings           27.19%                23.84%            27.07%               34.74%

 Trust Assets:
   Total trust assets                             $ 27,598,958          $ 23,309,118